                                                                    Exhibit 99.1
BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:  15-May-2000         For the Monthly Period Ending:   30-Apr-00     Days in Interest Period (30/360)   30
Determined as of:       9-May-0200         Monthly Period                          66     Days in Interest Period (Act/360)  28

           Beginning                  Total Trust        Investor Interest      Series 1995-A
   ------------------------        -----------------     -----------------      -------------
   Pool Balance (Principal)        4,010,232,610.78
   Finance Charge O/S                149,870,275.57
   Excess Funding Account                      0.00

   Initial Invested Amount                                3,860,000,000.00    380,000,000.00
   Invested Amount                                        3,690,000,000.00    380,000,000.00
   Class A Invested Amount                                                    357,200,000.00
   Class B Invested Amount                                                     22,800,000.00

   Principal Funding Account                                297,666,666.67    238,133,333.33

   Adjusted Invested Amount                               3,392,333,333.33    141,866,666.67
   Class A Adjusted Invested Amt                                              119,066,666.67
   Class B Adjusted Invested Amt                                               22,800,000.00
   Enhancement Invested Amount                                        0.00              0.00

   Principal Allocation Pct                 100.00%                 92.01%             9.48%
   Principal Collections             440,204,628.68         405,052,583.60     41,712,732.19

   Floating Allocation Pct                  100.00%                 87.56%             5.02%
   Finance Charge Collections         71,841,657.82          62,905,278.01      3,607,997.66
   Defaulted Amount                   27,492,837.86          24,073,005.29      1,380,732.26

   Interchange Collections             8,629,101.45           7,555,728.00        433,366.64
   Servicer Interchange                                       3,843,750.00        395,833.33

   Shared Principal Collections                             341,714,237.04              0.00



                Ending                Total Trust        Investor Interest    Series  1995-A
   ------------------------        ----------------      -----------------    --------------
   Pool Balance (Principal)        3,958,483,900.87
   Finance Charges O/S               149,079,276.24
   Excess Funding Account                      0.00

   Initial Invested Amount                                3,860,000,000.00    380,000,000.00
   Invested Amount                                        3,690,000,000.00    380,000,000.00
   Class A Invested Amount                                                    357,200,000.00
   Class B Invested Amount                                                     22,800,000.00

   Principal Funding Account                                416,733,333.33    297,666,666.67

   Partial Amortization Amount                                        0.00              0.00

   Adjusted Invested Amount                               3,273,266,666.67     82,333,333.33
   Class A Adjusted Invested Amt                                               59,533,333.33
   Class B Adjusted Invested Amt                                               22,800,000.00
   Enhancement Invested Amount                                        0.00              0.00

   Principal Allocation Pct                  100.00%                 93.22%             9.60%
   Floating Allocation Pct                   100.00%                 85.70%             3.58%

              Beginning                 Series 1995-B    Series 1996-A     Series 1997-1     Series 1997-2
   ---------------------------------    -------------    -------------     -------------     -------------
   Pool Balance (Principal)
   Finance Charges O/S
   Excess Funding Account

   Initial Invested Amount             380,000,000.00   500,000,000.00  1,700,000,000.00    900,000,000.00
   Invested Amount                     380,000,000.00   500,000,000.00  1,530,000,000.00    900,000,000.00
   Class A Invested Amount             357,200,000.00   465,000,000.00  1,530,000,000.00    900,000,000.00
   Class B Invested Amount              22,800,000.00    35,000,000.00              0.00              0.00

   Principal Funding Account            59,533,333.33             0.00              0.00              0.00

   Adjusted Invested Amount            320,466,666,67   500,000,000.00  1,530,000,000.00    900,000,000.00
   Class A Adjusted Invested Amt       297,666,666.67   465,000,000.00  1,530,000,000.00    900,000,000.00
   Class B Adjusted Invested Amt        22,800,000.00     35,00,000.00              0.00              0.00
   Enhancement Invested Amount                   0.00             0.00              0.00              0.00

   Principal Allocation Pct                      9.48%           12.47%            38.15%            22.44%
   Principal Collections                41,712,732.19    54,885,173.93    167,948,632.22     98,793,313.07

   Floating Allocation Pct                       9.48%           12.47%            38.15%            22.44%
   Finance Charge Collections            6,807,542.76     8,957,293.10     27,409,316.90     16,123,127.59
   Defaulted Amount                      2,605,155.21     3,427,835.81     10,489,177.56      6,170,104.45

   Interchange Collections                 817,672.91     1,075,885.40      3,292,209.33      1,936,593.72
   Servicer Interchange                    395,833.33       520,833.33      1,593,750.00        937,500.00

   Shared Principal Collections                  0.00    58,313,009.73    178,437,809.79    104,963,417.52


              Beginning                    Series 1995-B        Series 1996-A       Series 1997-1       Series 1997-2
   ---------------------------------       -------------        -------------       -------------       -------------
   Pool Balance (Principal)
   Finance Charges O/S
   Excess Funding Account

   Initial Invested Amount                380,000,000.00       500,000,000.00    1,700,000,000.00      900,000,000.00
   Invested Amount                        380,000,000.00       500,000,000.00    1,530,000,000.00      900,000,000.00
   Class A Invested Amount                357,200,000.00       465,000,000.00    1,530,000,000.00      900,000,000.00
   Class B Invested Amount                 22,800,000.00        35,000,000.00                0.00                0.00

   Principal Funding Account              119,066,666.67                 0.00                0.00                0.00

   Partial Amortization Amount                      0.00                 0.00                0.00                0.00

   Adjusted Invested Amount               260,933,333.33       500,000,000.00    1,530,000,000.00      900,000,000.00
   Class A Adjusted Invested Amt          238,133,333.33       465,000,000.00    1,530,000,000.00      900,000,000.00
   Class B Adjusted Invested Amt           22,800,000.00        35,000,000.00                0.00                0.00
   Enhancement Invested Amount                      0.00                 0.00                0.00                0.00

   Principal Allocation Pct                         9.60%               12.63%              38.65%              22.74%
   Floating Allocation Pct                          8.10%               12.63%              38.65%              22.74%

   *Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amounts as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating Allocation Percentages will be used for next month's allocations.

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:  15-May-2000    For the Monthly Period Ending:   30-Apr-00    Days in Interest Period (30/360)     38
Determined as of:       9-May-2000    Monthly Period                          66    Days in Interest Period (Act/360)    28

   Minimum Balance Requirement                                Gross Balances of
   ---------------------------
                                                              Accounts Delinquent:                 (%)              ($)
                                                              --------------------                ----        ---------------
   Trust Initial Invested Amount           3,860,000,000.00

   Trust PFA                                 297,666,666.67   30 - 59 days                        1.69%         69,583,451.89
   Ending Portfolio Principal Balance      3,958,483,900.87   60 - 89 days                        1.26%         51,558,282.62
                                                              90 days +                           2.76%        113,297,644.85
   Beginning Excess Funding Acct Bal                   0.00   Total 30 days +                     5.71%        234,439,379.36
   Required Excess Funding Account Deposit             0.00
   Excess Funding Account Withdrawal                   0.00

   Seller's Participation Amt (w/o EFA)      566,150,567.54   Gross Credit Losses                 8.68%         29,003,983.80
   Required Seller's Interest                197,924,195.04   Net Credit Losses                   8.23%         27,492,837.86
   Required Excess Funding Account Balance             0.00   Discount Option Receivables                                   0
   Seller's Participation Amount             566,150,567.54   Discount Percentage                                        0.00%
   Seller's Interest Percentage                       14.30%  Finance  Charge  Billed - pool                    55,805,241.61
                                                              Fees  Billed - pool                                9,490,172.96
   Fraud Losses reassigned to the Seller               0.00   Interest Earned on Collection Account              2,532,886.67
                                                              Required Principal Balance                     3,690,000,000.00
                                                              EFA + Receivables + PFA                        4,256,150,567.54